UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 22, 2019

(Date of earliest event reported)

COMM 2014-UBS6 Mortgage Trust

(Central Index Key Number of issuing entity: 0001621368)

(Exact name of issuing entity)

UBS Real Estate Securities Inc.

(Central Index Key Number of sponsor: 0001541886)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number of sponsor: 0001541294)

(Exact name of sponsor as specified in its charter)

LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)

(Central Index Key Number of sponsor: 0001555524)

(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number of sponsor: 0001558761)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number of sponsor: 0001089877)

(Exact name of sponsor as specified in its charter)

Pillar Funding LLC

(Central Index Key Number of sponsor: 0001625508)

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Central Index Key Number of registrant: 0001013454)

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

333-193376-13

(Commission File No.)

38-3943159

38-3943160

38-7127871

(IRS Employer Identification No.)

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices)

21045

(Zip Code)

Registrant’s telephone number, including area code   (410) 884-2000

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 6 - Asset-Backed Securities

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the August 12, 2019 Distribution Date. On August 22, 2019, the Certificate Administrator was advised that the Master Servicer had erroneously reported the application of certain unscheduled principal amounts, resulting in an underpayment to Class A-2 Certificateholders of $3,844,222.51.  Payments to the holders of such certificates were corrected on August 23, 2019.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)
Date: August 26, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director